UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds

(Exact name of registrant as specified in charter)

Suite 600

1125 South 103 Street

Omaha, NE 68124-6008

(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company

The Weitz Funds

Suite 600

1125 South 103 Street

Omaha, NE 68124-6008

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

THE WEITZ FUNDS

Value Fund
Hickory Fund
Partners Value Fund
Balanced Fund
Fixed Income Fund
Government Money Market Fund

SEMI-ANNUAL REPORT

September 30, 2005

One Pacific Place, Suite 600 • 1125 South 103 Street • Omaha, Nebraska, 68124-6008
402-391-1980   800-304-9745   402-391-2125 FAX
www.weitzfunds.com

THE WEITZ FUNDS

Six Funds—One Investment Philosophy

         Our small “family” of Funds is designed to offer a range of investment options for investors with different objectives and temperaments. There are bond funds, stock funds and a balanced fund. There are differences in fund size, portfolio concentration, volatility, and tax sensitivity. But there are certain common threads which run through all six of the Funds.

         “We eat our own cooking.” All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds—some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

         We are patient, long-term investors. When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

         We try to stay within our “circle of competence.” “Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

         Risk—we worry about permanent loss of capital—not price volatility. We believe in concentrating our portfolio in the most attractive investment ideas and this can cause short-term price volatility of our portfolios.

         We think “benchmark risk” is part of investment life. Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We know this approach causes headaches for some of our favorite consultants and plan sponsors, but we think flexibility and common sense will continue to serve our clients well over the years.

PORTFOLIO MANAGER LETTER – WEITZ EQUITY FUNDS

October 18, 2005

Dear Fellow Shareholder:

         Our Funds were down in the 3rd quarter while the market averages were up. A handful of sectors—energy, utilities and real estate led the market to modest gains, while the financial and media stocks we consider cheap became cheaper. We do not enjoy reporting mediocre short-term results, but we believe it is impossible to earn above-average long-term returns without being willing to be out of step with the market from time to time.

         The table below shows results over various time periods through September 30, 2005 for our Funds (after deducting all expenses) with the S&P 500 (larger companies), the Russell 2000 (smaller companies), and the Nasdaq Composite (a proxy for technology companies). It sounds self-serving to say that we think the longer-term results are more significant than the short-term, but we do believe that is true.

	Total Returns*		Average Annual Total Returns*

	3-Mos.	9-Mos.	1-Year	3-Year	5-Year	10-Year	15-Year	20-Year

Value Fund	-3.2%	-5.5%	2.5%	16.2%	5.2%	14.1%	15.0%	N/A
Hickory Fund	-3.6	-3.3	6.6	25.6	3.8	12.9	N/A	N/A
Partners Value**	-3.4	-5.3	2.8	14.8	4.3	14.1	15.4	14.0%

S&P 500	3.6	2.8	12.2	16.7	-1.5	9.5	12.0	12.7
Russell 2000	4.7	3.4	18.0	24.1	6.5	9.4	N/A	N/A
Nasdaq Composite	4.8	-0.6	14.2	23.1	-9.7	7.9	13.0	10.7

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*

All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 15 and 20-year Nasdaq numbers for which reinvestment of dividend information was not available).

**

The Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership (the “Partnership”) as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Partnership. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

         Over the years, there have been several times when our contrarian position affected short-term results. Avoiding the takeover speculation in 1987 and the tech bubble in the late 1990’s hurt our relative performance. Federal Reserve increases in interest rates in 1990, 1994, and 1999 and cable television regulatory changes in 1994 and 1996 also depressed our returns.

         As the table above shows, our longer-term record survived each of these episodes, but some shareholders might wonder how long it took for us to regain our lead. The next table may help answer that question. It divides the last 20 years into four 5-year segments and compares Partners Value results to those of the S&P 500 for such periods. (We use Partners Value Fund in the table because it has over 20 years of history. Selecting other Funds, and other indices, would produce similar results.)

5-Year Periods Ending Sept. 30	Average Annual Rates of Return*

	Partners Value**	S&P 500	Annual Difference

2000-2005	4.3%	-1.5%	5.8%
1995-2000	24.7	21.7	3.0
1990-1995	18.1	17.2	0.9
1985-1990	10.0	14.8	-4.8

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

         This table shows that while our conservatism held us back in the late 1980’s, our results exceeded the S&P in each of the last three 5-year periods. No doubt the widening margin of out-performance from period to period is partly due to the contributions of the six members of our investment team who have joined us over the past 11 years, but another factor is that we tend to add more value in bear markets (like 2000-2002). At any rate, we have been here before and we are confident that our investment philosophy will continue to work for us.

Portfolio Review

         During the 3rd quarter, we were net buyers of stocks. Although we harvested gains from some of our long-time favorites that had reached their price targets (e.g. Host Marriott, Hilton, Harrah’s, etc.), we added to several of our existing positions and established a couple of new ones (News Corp and Anheuser Busch). As a result, our cash positions declined considerably in Value (from 30% to 20%) and Partners Value (from 23% to 14%). Hickory’s cash was reduced from a low 7% to a lower 4%.

A Rare Opportunity to Buy “Growth” Stocks at “Value” Prices

         As we have discussed in recent letters, several of the new stocks we have been buying look suspiciously like traditional “growth” stocks—e.g. Wal-Mart. High-quality companies with predictable earnings growth are generally not available at prices we are willing to pay. These stocks may be more affordable today because investors fled “growth” funds after having been burned in the collapse of the tech bubble and moved to “value” funds that had performed better during the bear market. It may also be that investors have sold these “blue chips” to buy commodity companies (especially energy), utilities and real estate stocks.

         Grantham, Mayo, Van Otterloo (GMO), a quantitatively oriented investment firm, wrote about this phenomenon in a July, 2005 report. They point out that from January, 2000 through June, 2005, “value” stocks (which they define as the half of all stocks with less than the median price/earnings or price/sales ratios) out-performed “growth” stocks by 138%. According to their study, “value” is now less cheap relative to “growth” than at any other time in the past 27 years. They also found that “high quality” stocks (as measured by stability of earnings and balance sheet strength) were the cheapest relative to lower quality stocks than at any other time during the study.

         This study does not prove that these stocks will do well, but it does help to explain why new faces are showing up in our portfolios. Wal-Mart, AIG, Anheuser-Busch, WellPoint, UnitedHealthcare and several other newcomers were selling at discounts to our estimates of their business values, and that is what attracted us.

Rising Interest Rates Provide an Opportunity…Again

         The other major influence on our recent results is the behavior of interest rates. The Federal Reserve continues to raise short-term rates, thus increasing the absolute cost of funding for financial institutions. More importantly, long-term rates have risen more slowly than short-term rates. In finance jargon, this phenomenon is referred to as a “flattening yield curve.” To the extent financial companies borrow at short-term rates and lend at long-term rates, the spread between their cost of funds and the return on their assets shrinks as the curve flattens, squeezing short-term profitability.

         The absolute level of interest rates is low, but having experienced “credit crunches” in the 1970’s and ‘80’s, investors “learned” to sell financial stocks whenever interest rates are rising. The flattening yield curve and resulting decline in net interest margins is real, but temporary. Investors who focus on earnings “momentum” tend to sell when a company’s earnings trend falters, even temporarily. Since we have a longer investment horizon, heavy-handed selling by momentum investors tends to create opportunities for us. Accumulating positions in financial stocks during periods of rising rates has worked well for us over the years (especially in 1990, 1994, and 1999), but in the short run it can be a lonely pursuit.

         A couple of our financial stocks, Freddie Mac and Fannie Mae continue to suffer from headline headaches. Both were forced to restate earnings when they were found to have accounted for portfolio hedges incorrectly. They also face uncertainty as Congress debates whether and how to change the rules under which they operate. Freddie is actually nearing the end of the “rehabilitation” process and its stock has recovered considerably from its lows. Fannie has several quarters to go before its financial statements are current, but it appears to be generating reasonable returns. We are taking calculated risks with these stocks, but we believe they both have earning power that will support substantially higher stock prices.

From “Comfortable” to “Excited”

         For over two years, we have been writing about owning “good” companies at “reasonable” prices and saying that we were “comfortable but not excited” about our stocks. Well, now we are getting excited. For the most part, our companies have grown in value but their stock prices have not kept pace. This means that our stocks are cheaper than they have been in quite a while. Here are some capsule comments on some of our largest, and cheapest, holdings:

         Berkshire Hathaway ($84,600). Strongest insurance company in the world; portfolio of cash-generating operating businesses; stock portfolio managed by one of the world’s greatest investors; cash and bonds worth over $40,000 per share, available to take advantage of stock market or other capital markets volatility. We value the business at over $110,000 per share. (Berkshire will incur multi-billion dollar losses from Hurricane Katrina, but these are insignificant in relation to its net worth. In fact, since some other insurance companies lost much higher proportions of their net worth, as they did on 9/11, insurance rates will probably rise and benefit Berkshire.)

         Liberty Media ($8). After spinning off Liberty International and the Discovery Channel, Liberty’s largest assets are QVC and News Corp stock. Despite the cubic zirconium jokes, QVC is a cash generating machine with growing international distribution, and we believe that the News stock is worth considerably more than its market price. John Malone has created a great deal of value for shareholders over the years, and we believe Liberty is worth at least $12 per share.

         Comcast ($26). Comcast is the premier cable company in the U.S. Brian Roberts has created a video, broadband and Internet telephone company that generates billions in free cash flow. It owns valuable “content” companies and is in a very strong position to compete with satellite and phone company competitors. We believe its current intrinsic value is $38-$40 per share.

         Tyco ($26). Ed Breen was hired three years ago to rescue a company whose previous management had overpaid for acquisitions, neglected operations and stolen from the company. He has done a terrific job of restoring its core businesses, repairing its balance sheet, and generating huge amounts of free cash flow. We believe he will succeed at the company’s goal of growing cash flow and earnings at 12% per year and using a large portion of the cash to buy back shares. We value the company at $36.

         Countrywide Financial ($32). Countrywide is the largest mortgage originator and servicer in the U.S. and has a growing international business. Its earnings have grown dramatically over the past 25+ years and we expect them to continue to grow at an average rate of 15% over the next several years. The stock sells at about 8-times modestly depressed earnings, and we value the business at over $50 per share.

         Fannie Mae ($45). As discussed above, Fannie is a controversial stock with lots of upside potential. We value the stock at $65-$70, although there are a wide range of possible values, depending on how soon the company can return to business as usual and how Congress changes the rules under which Fannie operates.

         We have made an estimate of the current “intrinsic business value” of each of our businesses. All companies are different, but the common denominator for all of our valuations is that we are estimating the price an informed, rational buyer might pay for the business if he were planning to hold it forever and wanted to earn a 12% rate of return. We want to buy shares of these businesses at a substantial discount to the intrinsic business value so that if we are wrong about our assessment we have what Benjamin Graham called a “margin of safety.”

Outlook

         The one major cloud we see is a growing credit bubble that we believe may eventually disrupt the capital markets. Individuals, financial institutions, hedge funds and the federal government have borrowed extensively. Risk has been shifted through the use of structured financing and derivatives and at least some of the players probably underestimate their own risk exposure.

         Nevertheless, we feel very good about the stocks in our portfolios, especially at today’s prices. It may seem perverse, but our analysts and portfolio managers get excited when stocks go down because we get to own larger positions at more attractive prices. We like that. Of course, we want them to go up eventually, but these are the times that set up the portfolios for superior long-term performance. In the meantime, thanks for your patience.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

FUND PERFORMANCE — VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

			Difference
Period Ended	Value Fund	S&P 500	Value Fund – S&P 500

Dec. 31, 1995	38.4%	37.5%	0.9%
Dec. 31, 1996	18.7	22.9	-4.2
Dec. 31, 1997	38.9	33.4	5.5
Dec. 31, 1998	28.9	28.6	0.3
Dec. 31, 1999	21.0	21.0	0.0
Dec. 31, 2000	19.6	-9.1	28.7
Dec. 31, 2001	0.2	-11.8	12.0
Dec. 31, 2002	-17.1	-22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Sept. 30, 2005 (9 months)	-5.5	2.8	-8.3

10-Year Cumulative Return ended Sept. 30, 2005	275.0	147.5	127.5
10-Year Average Annual Compound Return ended Sept. 30, 2005	14.1	9.5	4.6

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1995, through September 30, 2005, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2005 was 2.5%, 5.2% and 14.1%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – VALUE FUND

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	8.1%	Media Content and Distribution	22.3%
Comcast	6.2	Mortgage Services	16.3
Liberty Media	5.8	Banking and Insurance	14.4
Tyco International	5.6	Consumer Products and Services	10.2
Countrywide Financial	5.4	Diversified Industries	5.6
Fannie Mae	5.1	Telecommunications	4.7
Wal-Mart	4.6	Gaming, Lodging and Leisure	3.3
Washington Post	4.0	Healthcare	3.0
Redwood Trust	2.9	Real Estate	0.6
Washington Mutual	2.6	Financial Services	0.2
		Short-Term Securities/Other	19.4
	50.3%
			100.0%

*     As of September 30, 2005

Largest Net Purchases and Sales for Quarter Ended September 30, 2005

Net Purchases ($mil)		Net Sales ($mil)

Tyco International	$129	Harrah’s Entertainment (eliminated)	$96
Wal-Mart	51	Host Marriott	41
Anheuser-Busch (new)	44	Forest City Enterprises (eliminated)	18
News Corp. (new)	40	Insight Communications	10
Fannie Mae	34	First Data (eliminated)	8

	$298		$173

Net Portfolio Purchases	$151

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2005

Positive ($mil)		Negative ($mil)

Six Flags	$13	Fannie Mae	$(46)
Liberty Global	13	Countrywide Financial	(29)
Cardinal Health	7	Liberty Media & Discovery Holding#	(17)
Harrah’s Entertainment	5	Wal-Mart	(14)
Qwest Communications	5	Freddie Mac	(13)

	$43		$(119)

Net Portfolio Losses	$(116)

#     Discovery Holding was spun-off from Liberty Media during the quarter

VALUE FUND

Schedule of Investments in Securities September 30, 2005 (Unaudited)

	Shares	Value

COMMON STOCKS — 80.6%

Media Content and Distribution — 22.3%

Newspaper, Television, Radio and Content — 12.0%
Liberty Media Corp. - A*	25,000,000	$201,250,000
The Washington Post Co. CL B	172,000	138,030,000
News Corp. - CL A	2,500,000	38,975,000
Discovery Holding Co. - A*	2,480,000	35,811,200
Cumulus Media, Inc. - CL A*	400,000	4,996,000

		419,062,200

Cable Television — 10.3%
Comcast Corp. - Special CL A*	7,500,000	215,850,000
Liberty Global, Inc. - A*	2,098,300	56,821,964
Liberty Global, Inc. - C*	2,101,700	54,118,775
Insight Communications Co.*	2,633,000	30,621,790
Adelphia Communications Corp. CL A*#	9,130,000	821,700

		358,234,229

		777,296,429

Mortgage Services — 16.3%

Originating and Investing — 8.6%
Countrywide Financial Corp.	5,680,000	187,326,400
Redwood Trust, Inc.†	2,050,000	99,650,500
Newcastle Investment Corp.	300,000	8,370,000
Bimini Mortgage Management, Inc.	400,000	4,520,000

		299,866,900

Government Agency — 7.7%
Fannie Mae	4,000,000	179,280,000
Freddie Mac	1,600,000	90,336,000

		269,616,000

		569,482,900

Banking and Insurance — 14.4%

Insurance — 10.5%
Berkshire Hathaway, Inc. CL B*	73,120	199,690,720
American International Group, Inc.	1,365,000	84,575,400
Berkshire Hathaway, Inc. CL A*	1,000	82,000,000

		366,266,120

Banking — 3.9%
Washington Mutual, Inc.	2,340,000	91,774,800
U.S. Bancorp	1,200,000	33,696,000
Hudson City Bancorp, Inc.	1,000,000	11,900,000

		137,370,800

		503,636,920

The accompanying notes form an integral part of these financial statements.

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Consumer Products and Services — 10.2%

Retailing — 8.4%
Wal-Mart Stores, Inc.	3,700,000	$162,134,000
IAC/InterActiveCorp* (a)	2,600,000	65,910,000
Expedia, Inc.* (a)	2,700,000	53,487,000
Costco Wholesale Corp.(a)	300,000	12,927,000

		294,458,000

Consumer Goods — 1.8%
Anheuser-Busch Cos., Inc.	1,000,000	43,040,000
Molson Coors Brewing Co. - B	300,000	19,203,000

		62,243,000

		356,701,000

Diversified Industries — 5.6%

Tyco International Ltd.	7,000,000	194,950,000

Telecommunications — 4.7%

Telephone and Data Systems, Inc.	1,460,000	56,940,000
Telephone and Data Systems, Inc. - Special	1,460,000	54,823,000
Qwest Communications International, Inc.*	13,000,000	53,300,000

		165,063,000

Gaming, Lodging and Leisure — 3.3%

Host Marriott Corp.	4,600,000	77,740,000
Six Flags, Inc.* †	5,150,000	37,028,500

		114,768,500

Healthcare — 3.0%

Suppliers and Distributors — 2.2%
Cardinal Health, Inc.(a)	1,200,000	76,128,000

Managed Care — 0.8%
UnitedHealth Group, Inc.	300,000	16,860,000
WellPoint, Inc.*	180,000	13,647,600

		30,507,600

		106,635,600

The accompanying notes form an integral part of these financial statements.

VALUE FUND

Schedule of Investments in Securities, Continued

	Principal
	amount
	or shares	Value

Real Estate — Property Ownership and Management — 0.6%

CBRE Realty Finance, Inc.# †	1,350,000	$20,250,000

Financial Services — 0.2%

Janus Capital Group, Inc.	500,000	7,225,000

Commercial Services — 0.0%

Intelligent Systems Corp.*	12,335	34,908

Total Common Stocks (Cost $2,398,741,758)		2,816,044,257

GOVERNMENT AGENCY SECURITIES — 0.0%

Federal Home Loan Bank 6.44% 11/28/05 (Cost $1,000,031)	$1,000,000	1,003,749

SHORT-TERM SECURITIES — 20.3%

Wells Fargo Advantage Government Money Market Fund 3.6%(c)	57,103,107	57,103,107
Milestone Treasury Obligations Portfolio 3.5%(c)	42,924,626	42,924,626
Federal Home Loan Bank Discount Note 3.866% 12/21/05(b)	$160,000,000	158,685,120
U.S. Treasury Bills, 3.221% to 3.527%, due 10/13/05 to 12/22/05(b)	452,500,000	449,407,991

Total Short-Term Securities (Cost $707,917,692)		708,120,844

Total Investments in Securities (Cost $3,107,659,481)		3,525,168,850
Covered Call Options Written — (0.2%)		(6,730,000)
Other Liabilities in Excess of Other Assets — (0.7%)		(26,208,528)

Net Assets — 100%		$3,492,230,322

Net Asset Value Per Share		$35.36

The accompanying notes form an integral part of these financial statements.

VALUE FUND

Schedule of Investments in Securities, Continued

		Shares
	Expiration date/	subject
	Strike price	to option	Value

COVERED CALL OPTIONS WRITTEN*

Cardinal Health, Inc.	January 2006 / $60	1,200,000	$(6,600,000)
Costco Wholesale Corp.	October 2005 / $45	300,000	(90,000)
IAC/InterActiveCorp	October 2005 / $25	200,000	(20,000)
IAC/InterActiveCorp	October 2005 / $27.50	400,000	(20,000)

Total Call Options Written (premiums received $6,281,733)			$(6,730,000)

*	Non-income producing
†	Non-controlled affiliate (Note 6)
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on outstanding written options.
(b)	Interest rates presented for Treasury bills and discount notes represent the yield to maturity at the date of purchase.
(c)	Rate presented represents the annualized 7-day yield at September 30, 2005.

The accompanying notes form an integral part of these financial statements.

FUND PERFORMANCE — HICKORY FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1995	40.5%	37.5%	3.0%
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	-17.2	-9.1	-8.1
Dec. 31, 2001	-4.6	-11.8	7.2
Dec. 31, 2002	-29.3	-22.1	-7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Sept. 30, 2005 (9 months)	-3.3	2.8	-6.1

10-Year Cumulative Return ended Sept. 30, 2005	236.5	147.5	89.0
10-Year Average Annual Compound Return ended Sept. 30, 2005	12.9	9.5	3.4

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1995, through September 30, 2005, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2005 was 6.6%, 3.8% and 12.9%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – HICKORY FUND

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	8.3%	Mortgage Services	22.7%
Countrywide Financial	7.2	Media Content and Distribution	20.3
Liberty Media	6.9	Consumer Products and Services	18.5
Tyco International	6.5	Insurance	8.3
Fannie Mae	5.5	Telecommunications	7.5
Redwood Trust	5.4	Diversified Industries	6.5
Wal-Mart	4.6	Healthcare	4.0
Cabela’s	4.5	Gaming, Lodging and Leisure	2.7
Comcast	4.4	Commercial Services	2.1
Liberty Global	4.1	Real Estate	2.1
		Financial Services	1.3
	57.4%	Short-Term Securities/Other	4.0

			100.0%

*     As of September 30, 2005

Largest Net Purchases and Sales for Quarter Ended September 30, 2005

Net Purchases ($mil)		Net Sales ($mil)

Tyco International	$10.4	Hudson City Bancorp (eliminated)	$12.0
Freddie Mac (new)	9.0	Omnicare (eliminated)	6.8
Countrywide Financial	5.7	Iron Mountain (eliminated)	6.1
Liberty Media & Discovery Holding#	5.4	Leap Wireless	5.7
Berkshire Hathaway	2.4	Host Marriott	3.1

	$32.9		$33.7

Net Portfolio Purchases	$1.7

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2005

Positive ($mil)		Negative ($mil)

Leap Wireless	$2.1	Fannie Mae	$(5.3)
Six Flags	1.8	Countrywide Financial	(3.3)
Liberty Global	1.7	Cabela’s	(2.1)
Qwest Communications	0.9	Liberty Media & Discovery Holding#	(1.8)
Cumulus Media	0.7	Coinstar	(1.6)

	$7.2		$(14.1)

Net Portfolio Losses	$(11.5)

#     Discovery Holding was spun-off from Liberty Media during the quarter

HICKORY FUND

Schedule of Investments in Securities
September 30, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 96.0%

Mortgage Services — 22.7%

Originating and Investing — 14.6%
Countrywide Financial Corp.	715,000	$23,580,700
Redwood Trust, Inc.	360,000	17,499,600
Newcastle Investment Corp.	140,000	3,906,000
Bimini Mortgage Management, Inc.	250,000	2,825,000

		47,811,300

Government Agency — 8.1%
Fannie Mae	400,000	17,928,000
Freddie Mac	150,000	8,469,000

		26,397,000

		74,208,300

Media Content and Distribution — 20.3%

Newspaper, Television, Radio and Content — 11.8%
Liberty Media Corp. - A*	2,800,000	22,540,000
Cumulus Media, Inc. - CL A*	1,000,000	12,490,000
Discovery Holding Co. - A*	240,000	3,465,600

		38,495,600

Cable Television — 8.5%
Comcast Corp. - Special CL A*	500,000	14,390,000
Liberty Global, Inc. - C*	520,000	13,390,000

		27,780,000

		66,275,600

Consumer Products and Services — 18.5%

Retailing — 15.3%
Wal-Mart Stores, Inc.	340,000	14,898,800
Cabela’s, Inc. CL A* #	660,600	12,135,222
Cabela’s, Inc. CL A*	139,400	2,560,778
IAC/InterActiveCorp* (a)	302,500	7,668,375
AutoZone, Inc.*	80,000	6,660,000
Expedia, Inc.* (a)	302,500	5,992,525

		49,915,700

The accompanying notes form an integral part of these financial statements.

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Education — 3.2%
ITT Educational Services, Inc.*	135,000	$6,662,250
Corinthian Colleges, Inc.* (a)	300,000	3,981,000

		10,643,250

		60,558,950
Insurance — 8.3%

Berkshire Hathaway, Inc. CL A*	330	27,060,000

Telecommunications — 7.5%

Qwest Communications International, Inc.*	2,261,000	9,270,100
Leap Wireless International, Inc.*	141,000	4,963,200
Telephone and Data Systems, Inc.	100,000	3,900,000
Telephone and Data Systems, Inc. - Special	100,000	3,755,000
Lynch Interactive Corp.*	100,000	2,564,000

		24,452,300

Diversified Industries — 6.5%

Tyco International Ltd.	760,000	21,166,000

Healthcare — 4.0%

Providers — 2.1%
Pediatrix Medical Group, Inc.*(a)	89,000	6,836,980

Suppliers and Distributors — 1.9%
Cardinal Health, Inc.(a)	100,000	6,344,000

		13,180,980

Gaming, Lodging and Leisure — 2.7%

Six Flags, Inc.*	700,000	5,033,000
Host Marriott Corp.	230,000	3,887,000

		8,920,000

Commercial Services — 2.1%

Coinstar, Inc.*	373,575	6,914,873

The accompanying notes form an integral part of these financial statements.

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Real Estate — Property Ownership and Management — 2.1%

CBRE Realty Finance, Inc.#	450,000	$6,750,000

Financial Services — 1.3%

Janus Capital Group, Inc.	300,000	4,335,000

Total Common Stocks (Cost $304,229,416)		313,822,003

SHORT-TERM SECURITIES — 2.6%

Wells Fargo Advantage Government Money Market Fund 3.6%(b) (Cost $8,336,013)	8,336,013	8,336,013

Total Investments in Securities (Cost $312,565,429)		322,158,016
Options Written — (0.2%)		(804,330)
Other Assets Less Other Liabilities — 1.6%		5,344,739

Net Assets — 100%		$326,698,425

Net Asset Value Per Share		$31.77

The accompanying notes form an integral part of these financial statements.

HICKORY FUND

Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

Cardinal Health, Inc.	January 2006 / $60	100,000	$(550,000)
Corinthian Colleges, Inc.	November 2005 / $15	175,600	(52,680)
IAC/InterActiveCorp	October 2005 / $25	35,000	(3,500)
IAC/InterActiveCorp	October 2005 / $27.50	65,000	(3,250)
Pediatrix Medical Group, Inc.	November 2005 / $80	89,000	(129,050)

			(738,480)

Put Options

Corinthian Colleges, Inc.	November 2005 / $12.50	175,600	(65,850)

Total Options Written (premiums received $1,322,310)			$(804,330)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2005.

The accompanying notes form an integral part of these financial statements.

FUND PERFORMANCE — PARTNERS VALUE FUND

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1995	38.7%	37.5%	1.2%
Dec. 31, 1996	19.2	22.9	-3.7
Dec. 31, 1997	40.6	33.4	7.2
Dec. 31, 1998	29.1	28.6	0.5
Dec. 31, 1999	22.1	21.0	1.1
Dec. 31, 2000	21.1	-9.1	30.2
Dec. 31, 2001	-0.9	-11.8	10.9
Dec. 31, 2002	-17.0	-22.1	5.1
Dec. 31, 2003	25.4	28.7	-3.3
Dec. 31, 2004	15.0	10.9	4.1
Sept. 30, 2005 (9 months)	-5.3	2.8	-8.1

10-Year Cumulative Return ended Sept. 30, 2005	272.8	147.5	125.3
10-Year Average Annual Compound Return ended Sept. 30, 2005	14.1	9.5	4.6

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1995, through September 30, 2005, as compared with the growth of the Standard & Poor’s 500 Index during the same period.

The Fund’s average annual total return for the one, five and ten year periods ended September 30, 2005 was 2.8%, 4.3% and 14.1%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE – PARTNERS VALUE FUND

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	8.1%	Media Content and Distribution	22.4%
Liberty Media	5.8	Banking and Insurance	16.5
Comcast	5.7	Mortgage Services	14.9
Tyco International	5.3	Consumer Products and Services	10.7
Fannie Mae	5.1	Gaming, Lodging and Leisure	6.3
Countrywide Financial	5.1	Diversified Industries	5.3
Wal-Mart	4.6	Telecommunications	4.8
Washington Post	4.4	Healthcare	4.0
Washington Mutual	3.1	Real Estate	0.8
Host Marriott	2.8	Financial Services	0.2
		Government Agency Securities	0.1
	50.0%	Short-Term Securities/Other	14.0

			100.0%

*	As of September 30, 2005

Largest Net Purchases and Sales for Quarter Ended September 30, 2005

Net Purchases ($mil)		Net Sales ($mil)

Tyco International	$81	Harrah’s Entertainment	$59
Wal-Mart	28	Host Marriott	24
Anheuser-Busch (new)	27	Insight Communications	8
News Corp. (new)	24	Forest City Enterprises	8
Fannie Mae	24	Qwest Communications	6

	$184		$105

Net Portfolio Purchases	$81

Largest Net Contributions to Investment Results for Quarter Ended September 30, 2005

Positive ($mil)		Negative ($mil)

Six Flags	$9	Fannie Mae	$(30)
Liberty Global	8	Countrywide Financial	(18)
Cardinal Health	5	Liberty Media & Discovery Holding#	(11)
American International Group	3	Wal-Mart	(9)
Qwest Communications	3	Freddie Mac	(8)

	$28		$(76)

Net Portfolio Losses	$(78)

#      Discovery Holding was spun-off from Liberty Media during the quarter

PARTNERS VALUE FUND

Schedule of Investments in Securities
September 30, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 85.9%

Media Content and Distribution — 22.4%

Newspaper, Television, Radio and Content — 12.5%
Liberty Media Corp. - A*	16,300,000	$131,215,000
The Washington Post Co. CL B	125,000	100,312,500
Discovery Holding Co. - A*	1,630,000	23,537,200
News Corp. - CL A	1,500,000	23,385,000
Daily Journal Corp.* †	116,000	4,757,160

		283,206,860
Cable Television — 9.9%
Comcast Corp. - Special CL A*	4,500,000	129,510,000
Liberty Global, Inc. - A*	1,320,000	35,745,600
Liberty Global, Inc. - C*	1,320,000	33,990,000
Insight Communications Co.*	2,108,873	24,526,193
Adelphia Communications Corp. CL A* #	5,929,000	533,610

		224,305,403

		507,512,263

Banking and Insurance — 16.5%

Insurance — 10.5%
Berkshire Hathaway, Inc. CL B*	34,000	92,854,000
Berkshire Hathaway, Inc. CL A*	1,100	90,200,000
American International Group, Inc.	885,000	54,834,600

		237,888,600
Banking — 6.0%
Washington Mutual, Inc.	1,800,000	70,596,000
U.S. Bancorp	1,100,000	30,888,000
North Fork Bancorporation, Inc.	900,000	22,950,000
Hudson City Bancorp, Inc.	1,000,000	11,900,000

		136,334,000

		374,222,600

Mortgage Services — 14.9%

Government Agency — 7.6%
Fannie Mae	2,600,000	116,532,000
Freddie Mac	1,000,000	56,460,000

		172,992,000
Originating and Investing — 7.3%
Countrywide Financial Corp.	3,492,000	115,166,160
Redwood Trust, Inc.	1,050,000	51,040,500

		166,206,660

		339,198,660

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Consumer Products and Services — 10.7%

Retailing — 9.0%
Wal-Mart Stores, Inc.	2,400,000	$105,168,000
IAC/InterActiveCorp* (a)	1,750,000	44,362,500
Expedia, Inc.* (a)	1,800,000	35,658,000
Cabela’s, Inc. CL A*	500,000	9,185,000
Costco Wholesale Corp.(a)	200,000	8,618,000

		202,991,500
Consumer Goods — 1.7%
Anheuser-Busch Cos., Inc.	600,000	25,824,000
Molson Coors Brewing Co. - B	200,000	12,802,000

		38,626,000

		241,617,500

Gaming, Lodging and Leisure — 6.3%

Host Marriott Corp.	3,700,000	62,530,000
Hilton Hotels Corp.	1,200,000	26,784,000
Six Flags, Inc.*	3,700,000	26,603,000
Harrah’s Entertainment, Inc.(a)	400,000	26,076,000

		141,993,000

Diversified Industries — 5.3%

Tyco International Ltd.	4,300,000	119,755,000

Telecommunications — 4.8%

Telephone and Data Systems, Inc.	1,020,000	39,780,000
Telephone and Data Systems, Inc. - Special	1,020,000	38,301,000
Qwest Communications International, Inc.*	7,500,000	30,750,000

		108,831,000

Healthcare — 4.0%

Suppliers and Distributors — 2.2%
Cardinal Health, Inc.(a)	800,000	50,752,000

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Managed Care — 0.9%
UnitedHealth Group, Inc.	200,000	$11,240,000
WellPoint, Inc.*	120,000	9,098,400

		20,338,400
Providers — 0.9%
Laboratory Corporation of America Holdings*	400,000	19,484,000

		90,574,400

Real Estate — Construction and Development — 0.8%

Forest City Enterprises, Inc. CL A	500,000	19,050,000

Financial Services — 0.2%

Janus Capital Group, Inc.	300,000	4,335,000

Commercial Services — 0.0%

Intelligent Systems Corp.*	130,409	369,057

Total Common Stocks (Cost $1,582,420,775)		1,947,458,480

GOVERNMENT AGENCY SECURITIES — 0.1%

Federal Home Loan Bank 6.44% 11/28/05 (Cost $2,500,077)	$2,500,000	2,509,373

SHORT-TERM SECURITIES — 14.9%

Wells Fargo Advantage Government Money Market Fund 3.6%(c)	66,622,213	66,622,213
Milestone Treasury Obligations Portfolio 3.5%(c)	43,005,133	43,005,133
Federal Home Loan Bank Discount Note 3.866% 12/21/05(b)	$25,000,000	24,794,550
U.S. Treasury Bill 3.570% 12/22/05(b)	205,000,000	203,460,245

Total Short-Term Securities (Cost $337,787,818)		337,882,141

Total Investments in Securities (Cost $1,922,708,670)		2,287,849,994
Covered Call Options Written — (0.2%)		(4,746,500)
Other Liabilities in Excess of Other Assets — (0.7%)		(15,761,739)

Net Assets — 100%		$2,267,341,755

Net Asset Value Per Share		$22.54

The accompanying notes form an integral part of these financial statements.

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Expiration date/ Strike price	Shares subject to option	Value

COVERED CALL OPTIONS WRITTEN*

Cardinal Health, Inc.	January 2006 / $60	800,000	$(4,400,000)
Costco Wholesale Corp.	October 2005 / $45	200,000	(60,000)
Harrah’s Entertainment, Inc.	November 2005 / $70	200,000	(200,000)
Harrah’s Entertainment, Inc.	November 2005 / $75	200,000	(60,000)
IAC/InterActiveCorp	October 2005 / $25	130,000	(13,000)
IAC/InterActiveCorp	October 2005 / $27.50	270,000	(13,500)

Total Call Options Written (premiums received $6,298,733)			$(4,746,500)

*	Non-income producing
†	Non-controlled affiliate (Note 6)
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on outstanding written options.
(b)	Interest rates presented for Treasury bills and discount notes represent the yield to maturity at the date of purchase.
(c)	Rate presented represents the annualized 7-day yield at September 30, 2005.

The accompanying notes form an integral part of these financial statements.

PORTFOLIO MANAGER LETTER – WEITZ BALANCED FUND

October 18, 2005

Dear Fellow Shareholder:

          The Balanced Fund’s total return for the third calendar quarter was -2.1% versus +2.0% for our primary benchmark, the Blended Index†. The lackluster quarter erased the Fund’s modest first half gains. Despite the near-term setback, your Fund is increasingly well positioned for the longer term.

          The table below shows the performance of the Balanced Fund over various periods through September 30, 2005, along with the Blended Index†, the S&P 500 (stocks) and the Lehman Brothers Intermediate U.S. Government/Credit Index (bonds).

	Total Returns*		Average Annual Total Returns*

	3-Mos.	9-Mos.	1-Year	2-Year

Weitz Balanced Fund	-2.1%	-0.7%	5.7%	7.3%

Blended Index†	2.0	2.1	7.9	8.6
S&P 500	3.6	2.8	12.2	13.0
Lehman Brothers Intermediate U.S. Government/Credit Index	-0.5	1.1	1.5	2.1

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp

*	Fund inception date: October 1, 2003. All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

Portfolio Review

          We gradually invested more of the Balanced Fund’s capital at attractive prices during the third quarter. The Fund’s resulting asset allocation is 52% stocks and 48% bonds and short-term securities. The Fund is more than 50% invested in stocks for the first time since inception. Highlights of the quarter included:

•

Many companies we owned and liked at June 30th became even cheaper, and we added to positions in several of them. Wal-Mart, Liberty Media, Cabela’s and Freddie Mac are now materially larger positions at lower prices.

•

Tyco International was the only new addition to the stock portfolio. The company has been in clean-up mode for the past three years. Ed Breen and his team have dramatically improved the balance sheet and corporate governance. Tyco’s core business units generate substantial and growing free cash flow, and management is committed to using that cash flow to enhance per share equity value.

•

The Fund received shares in two spin-offs, resulting in a pair of positions that are new in name only. Liberty Media spun off Discovery Holding Company in July, and IAC/InterActiveCorp spun off its online travel service business Expedia in August.

•	We sold Harrah’s Entertainment, Omnicare and Iron Mountain at substantial gains during the quarter and redeployed the proceeds into more attractive opportunities.

•

The bond market sold off during the quarter, increasing the yields available to fixed income investors. In response, we bought more two- and three-year U.S. Treasury notes, whose yields are now well above four percent.

•	Returns on the Fund’s remaining cash and short-term securities continued to rise as the Federal Reserve hiked the Fed Funds target twice more to 3.75%.

          While future prospects appear bright, current results have been disappointing. We certainly do not enjoy negative short-term returns, but an occasional down quarter is a natural by-product of our long-term investment approach. Our style is to invest in companies that are out-of-favor, which is often the only way to own very good businesses at bargain prices. The Fund’s media, mortgage finance and retail stocks have been particularly weak, and those areas rank among today’s most out-of-favor sectors.

          We generally welcome price declines as we build positions in a stock. As an example, outdoor retailer Cabela’s is a terrific company with a strong, multi-channel business. The company’s stock has fallen as investors have become anxious about near-term consumer demand and competition. We have accumulated shares at a faster pace as the stock has declined into the teens. As a result, Cabela’s has gone from less than 1% of Fund assets a year ago to nearly 3% of Fund assets today, at an attractive average cost. Our investment thesis hinges on the company’s earnings power and returns on capital in 2010 and beyond. If Cabela’s executes against the tremendous retail opportunity in front of it, the stock price will take care of itself over time.

          Our true enemy is permanent capital loss, not temporary stock price declines. When stocks are falling, the critical determination is what is happening to underlying business values. Our research approach is to regularly and methodically re-check our analysis against current conditions. In most cases, business values have been increasing or stable as stock prices have declined. These conditions represent excellent buying opportunities. Wal-Mart is another example, and we have added to it and other similar positions.

          In a few cases, most notably Fannie Mae, our value estimates have come down while the stock prices have fallen even more. These potential “value traps” are among the most challenging to analyze. The challenge is exacerbated at Fannie Mae by potential changes in the regulatory environment and uncertainty surrounding the company’s accounting. The risks are real, but the range of potential outcomes from the mid-$40’s appears to be stacked well in our favor. We have continued to hold our position.

Outlook

          Despite all manner of near-term worries, your Fund has more long-term upside potential than at any time since inception. It is impossible to predict when that potential will be realized, but we feel good about our portfolio of businesses at these prices. Should conditions worsen before they get better, the Fund has a large pool of capital (23% cash and short-term reserves) available to buy quality companies at attractive prices. Thank you for your patience and continued confidence in our firm.

Regards,

Bradley P. Hinton
Co-Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

BALANCED FUND

Schedule of Investments in Securities
September 30, 2005
(Unaudited)

	Shares	Value

COMMON STOCKS — 52.2%

Consumer Products and Services — 14.0%

Retailing — 8.6%
Wal-Mart Stores, Inc.	40,000	$1,752,800
Cabela’s, Inc. CL A*	73,320	1,346,888
Cabela’s, Inc. CL A* #	14,680	269,672
IAC/InterActiveCorp*	30,000	760,500
Expedia, Inc.*	25,000	495,250
AutoZone, Inc.*	5,500	457,875

		5,082,985
Consumer Goods — 3.2%
Molson Coors Brewing Co. - B	14,000	896,140
Mohawk Industries, Inc.*	7,000	561,750
Diageo PLC - Sponsored ADR	7,500	435,075

		1,892,965
Education — 2.2%
ITT Educational Services, Inc.*	15,000	740,250
Corinthian Colleges, Inc.*	44,000	583,880

		1,324,130

		8,300,080
Media Content and Distribution — 10.4%

Newspaper, Television, Radio and Content — 6.4%
Liberty Media Corp. - A*	230,000	1,851,500
Cumulus Media, Inc. - CL A*	75,000	936,750
The Washington Post Co. CL B	1,000	802,500
Discovery Holding Co. - A*	16,500	238,260

		3,829,010
Cable Television — 4.0%
Comcast Corp. - Special CL A*	51,000	1,467,780
Liberty Global, Inc. - C*	35,000	901,250

		2,369,030

		6,198,040

The accompanying notes form an integral part of these financial statements.

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage Services — 9.2%

Originating and Investing — 4.6%
Countrywide Financial Corp.	53,000	$1,747,940
Redwood Trust, Inc.	20,500	996,505

		2,744,445
Government Agency — 4.6%
Freddie Mac	30,500	1,722,030
Fannie Mae	22,000	986,040

		2,708,070

		5,452,515
Banking and Insurance — 7.7%

Banking — 4.4%
Hudson City Bancorp, Inc.	95,000	1,130,500
Wells Fargo & Co.	10,000	585,700
Washington Mutual, Inc.	13,000	509,860
U.S. Bancorp	14,000	393,120

		2,619,180
Insurance — 3.3%
Berkshire Hathaway, Inc. CL B*	730	1,993,630

		4,612,810

Healthcare — 4.8%

Managed Care — 2.6%
UnitedHealth Group, Inc.	14,000	786,800
WellPoint, Inc.*	10,000	758,200

		1,545,000
Providers — 2.2%
Pediatrix Medical Group, Inc.*	9,500	729,790
Laboratory Corporation of America Holdings*	11,500	560,165

		1,289,955

		2,834,955
Commercial Services — 2.9%

Coinstar, Inc.*	56,000	1,036,560
First Data Corp.	17,000	680,000

		1,716,560

Diversified Industries — 2.3%

Tyco International Ltd.	50,000	1,392,500

The accompanying notes form an integral part of these financial statements.

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Telecommunications — 0.9%

Telephone and Data Systems, Inc. - Special	8,500	$319,175
Telephone and Data Systems, Inc.	5,500	214,500

		533,675

Total Common Stocks (Cost $30,257,661)		31,041,135

CORPORATE BONDS — 2.0%

Telephone and Data Systems, Inc. 7.0% 8/01/06	$500,000	506,998
Liberty Media Corp. 3.5% 9/25/06	125,000	124,174
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	293,174
Harrah’s Operating Co., Inc. 5.375% 12/15/13	250,000	247,048

Total Corporate Bonds (Cost $1,183,876)		1,171,394

MORTGAGE-BACKED SECURITIES — 1.7%(d)

Federal Agency CMO and REMIC — 1.7%

Freddie Mac 6.0% 4/15/27 (0.4 years)	41,438	41,471
Fannie Mae 4.25% 6/25/33 (1.3 years)	240,585	239,144
Freddie Mac 4.5% 1/15/10 (4.2 years)	750,000	742,620

Total Mortgage-Backed Securities (Cost $1,043,610)		1,023,235

U.S. TREASURY AND GOVERNMENT AGENCY — 21.4%

U.S. Treasury — 18.2%

U.S. Treasury Note 3.5% 11/15/06	300,000	298,020
U.S. Treasury Note 3.75% 3/31/07	500,000	496,954
U.S. Treasury Note 3.625% 06/30/07	2,000,000	1,981,564
U.S. Treasury Note 3.0% 11/15/07	300,000	293,063
U.S. Treasury Note 3.375% 2/15/08	1,250,000	1,227,832
U.S. Treasury Note 3.75% 05/15/08	1,250,000	1,237,012
U.S. Treasury Note 3.125% 10/15/08	300,000	291,000
U.S. Treasury Note 3.0% 2/15/09	400,000	385,063
U.S. Treasury Note 2.625% 3/15/09	500,000	475,001
U.S. Treasury Note 3.625% 7/15/09	500,000	490,098
U.S. Treasury Note 6.5% 2/15/10	400,000	435,969
U.S. Treasury Note 4.0% 3/15/10	1,750,000	1,734,962
U.S. Treasury Note 5.0% 2/15/11	400,000	414,860
U.S. Treasury Note 5.0% 8/15/11	500,000	519,707
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	528,670	539,842

		10,820,947

The accompanying notes form an integral part of these financial statements.

BALANCED FUND
Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency Securities — 3.2%

Fannie Mae 3.25% 12/21/07(a)	$400,000	$397,634
Federal Home Loan Bank 3.55% 4/15/08	500,000	489,833
Freddie Mac 4.0% 4/28/09	240,000	236,309
Fannie Mae 4.01% 10/21/09	400,000	392,576
Federal Home Loan Bank 4.16% 12/08/09	400,000	392,740

		1,909,092

Total U.S. Treasury and Government Agency (Cost $12,846,380)		12,730,039

SHORT-TERM SECURITIES — 23.3%

Wells Fargo Advantage Government Money Market Fund 3.6%(c)	1,422,020	1,422,020
U.S. Treasury Bills, 3.221% to 3.512%, due 10/13/05 to 12/22/05(b)	$12,500,000	12,426,270

Total Short-Term Securities (Cost $13,844,614)		13,848,290

Total Investments in Securities (Cost $59,176,141)		59,814,093
Other Liabilities in Excess of Other Assets — (0.6%)		(368,432)

Net Assets — 100%		$59,445,661

Net Asset Value Per Share		$11.08

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of September 30, 2005.
(b)	Interest rates presented for Treasury bills represent the yield to maturity at the date of purchase.
(c)	Rate presented represents the annualized 7-day yield at September 30, 2005.
(d)	Number of years indicated represents estimated average life of mortgage-backed securities.

Industry Sectors

Consumer Products and Services	14.0%
Media Content and Distribution	10.4
Mortgage Services	9.2
Banking and Insurance	7.7
Healthcare	4.8
Commercial Services	2.9
Diversified Industries	2.3
Telecommunications	0.9
Corporate Bonds	2.0
Mortgage-Backed Securities	1.7
U.S. Treasury and Government Agency	21.4
Short-Term Securities/Other	22.7

100.0%

The accompanying notes form an integral part of these financial statements.

PORTFOLIO MANAGER LETTER – FIXED INCOME FUND AND GOVERNMENT MONEY MARKET FUND

October 21, 2005

Dear Fellow Shareholder:

Fixed Income Fund Overview

          The Fixed Income Fund’s total return for the third quarter of 2005 was -0.1%, which consisted of approximately +1.3% from net interest income (after deducting fees and expenses) and -1.4% from (net unrealized) depreciation of our bonds and other investments. Our third quarter return exceeded the -0.5% return of the Lehman Brothers Intermediate U.S. Government / Credit Index, our Fund’s primary benchmark, principally due to our defensively positioned, shorter average life portfolio.

          Total returns for longer periods of time are listed in the table below. Two additional Lehman Brothers Indexes (1-3 and 1-5 year) with a shorter average maturity are included in the table for added perspective, given our Fund’s defensive propensity (i.e. a shorter average maturity than the Lehman Intermediate Index).

	Average Annual Total Returns**
	(Through 9/30/05)

	1-Year	3-Year	5-Year	10-Year

Fixed Income Fund	1.8%	4.1%	5.3%	5.6%

Lehman Brothers Intermediate U.S. Government/Credit Index *	1.5	3.4	6.2	6.1
Lehman Brothers 1-5 Year U.S. Government/Credit Index *	1.0	2.5	5.2	5.6
Lehman Brothers 1-3 Year U.S. Government/Credit Index*	1.2	2.1	4.5	5.3

This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Source: Lehman Brothers, Inc.

**	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.

The following table and chart shows a profile of our portfolio and asset allocation as of September 30:

Average Maturity	2.8 years
Average Duration	2.1 years
Average Coupon	4.1%
30-Day SEC Yield at 9-30-05	3.3%
Average Rating	AAA

Overview

          The U.S. economy weathered a body blow (and showed its resilience) from two devastating Gulf Coast hurricanes during the third quarter. The resilience of the American spirit was also vividly on display during this crisis, both by the victims and the many that rallied to their aid. The near-term economic effects of these unfortunate events such as lower production and employment have yet to be felt.

          A persistent rise in inflation statistics in the quarter, exacerbated by the hurricanes, is potentially more worrisome. The CPI (consumer price index) and PPI (producer price index) both registered multi-decade highs after the storms and have risen 4.7% and 6.9%, respectively, in the past year. Inflation is the boogeyman for bond investors since it erodes the purchasing power of our fixed-rate returns. Whether these largely energy driven spikes are temporary or more persistent are key variables affecting future returns for bond (and equity) holders.

          U.S. Treasury interest rates rose again in the quarter, resulting in negative returns for many fixed-income investors as “coupon” returns were more than offset by bond price declines. As a reminder, bond yields and bond prices are inversely related. While our return for the quarter was unexciting (i.e. modest decline of 0.1%), our defensively positioned portfolio sheltered us from further weakness.

          The Federal Reserve raised short-term interest rates two more times during the quarter, continuing a methodical approach to higher rates begun in June 2004. Despite the economic weakness that may result from the Gulf Coast hurricanes, the Fed seems to believe the economic disruption will be temporary. The Fed also appears wary of potential inflationary pressures caused by higher energy and other costs that could seep into the general price level and open a “Pandora’s box” of spiraling price increases.

          Longer-term interest rates rose slightly less than shorter-term rates and resulted in a further flattening of the yield curve (a line that plots the interest rates of bonds having equal credit quality but differing maturity dates). The difference between 2- and 10-year Treasuries narrowed to 16 basis points (one basis point equals 1/100 of one-percent), down from over 200 basis points at the start of the Fed’s current tightening cycle. It also remains somewhat surprising (and perplexing) that long-term interest rates (10 years and longer) remain stubbornly below where they were when the Fed began raising rates last year in spite of short-term rates increasing almost four-fold. Foreign investor’s enormous appetite for dollar-denominated assets (principally U.S. Treasuries) continued and may explain much about why long rates have stayed low.

Portfolio Review

          The largest change to our portfolio during the quarter was an increase in U.S. Treasuries (to 26.1% of the Fund from 18.4%). Overall credit spreads (the incremental return for owning anything but the full faith and credit of the U.S. government) remain narrow, but the absolute rise in yields this year has improved the risk/reward relationship for bondholders generally. It seemed prudent, therefore, to extend the maturity of our portfolio.

          We also added modestly to our mortgage-backed securities segment during the quarter as well as increased our investment in Berkshire Hathaway bonds. The net effect of our investment activity was a slight increase in our average duration and coupon from last quarter.

          Credit quality remains excellent with more than 90% of our portfolio comprised of AAA rated securities or U.S. Treasury and mortgage-backed securities.

Investment Strategy

          Our strategy towards fixed-income investing is fundamentally focused, price disciplined and long-term oriented. Our goal is to generate reasonable returns over time without exposing shareholders to excessive interest rate risks.

          Since much of the long-term return to bondholders comes in the form of “coupon” or income returns, we have tended to invest in a portfolio of short- to intermediate-term bonds. We feel this approach allows us to capture most of the “coupon” returns of longer-term bonds while assuming meaningfully less interest risk. This is especially true given today’s flatter yield curve environment.

          In addition, for a small portion of our portfolio we may also invest in preferred, convertible preferred or common securities that generate high current returns via dividends when we feel these securities are being mispriced by investors. We did not own any of these types of investments at quarter-end, but their periodic inclusion in the past has enhanced our historical returns. Should opportunities arise again in the future, we would intend to take advantage of them.

Outlook

          The rise in yields thus far in 2005 has made us somewhat more optimistic about future return possibilities for fixed-income investors. There remains plenty to worry about with respect to the possibility of further bond price weakness (higher yields) — from creeping inflation to rising deficits to a potential dollar crisis. But the meaningfully higher reinvestment opportunities today (versus a year ago) and the attendant higher “coupon” cash flows have improved the range of outcomes. For example, a 100 basis point (one percent) increase in interest rates over the next year for a 5-year bond would still produce positive returns thanks to the higher “coupon” cash flow today’s bond affords. Significant appreciation would result should interest rates decline by the same 100 basis points. Given these kind of potential outcomes (“heads I win — tails I at least don’t lose”), it seems prudent to continue to modestly extend our portfolio’s maturity and duration.

Government Money Market Fund Overview

          The Government Money Market Fund closed the third quarter with a 7-day effective yield of 2.9%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

          Short-term interest rates continued to rise during the quarter as the Federal Reserve tightened monetary policy further. Since the Fed began its tightening campaign over a year ago, the Fed Funds rate (the overnight lending rate between banks) has been increased 11 times, to 3.75% as of September 30th. Monetary policy actions have a direct effect on the front end of the yield curve, typically securities maturing in less than a year. Consequently, the Fed’s actions have resulted in a growing income stream for money market and other ultra short-term fixed-income investors.

          The strategy in our Government Money Market Fund remains conservative. We invest in short-term government and government agency securities that have a weighted average maturity of less than 90 days. The types of securities we typically invest in consist of U.S. Treasury bills and government agency discount notes (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

          Overall, our portfolio’s yield has risen materially from a year ago and it seems likely that the Fund’s yield will continue to rise this quarter. It also appears reasonable that the Fed may be getting closer to the end of its tightening cycle. Consequently, we may at some point extend the average life of the Fund to lock in higher yields.

          If you have any questions about the mechanics of either Fund or our investment strategy, please call. As always, we welcome your comments and questions.

Best Regards,

Thomas D. Carney
Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

PORTFOLIO PROFILE — FIXED INCOME FUND

Credit Quality Ratings

U.S. Treasury and Mortgage-Backed Securities	66.2%
Aaa/AAA	25.7
Aa/AA	0.3
A/A	1.2
Baa/BBB	1.7
Ba/BB	1.2
B/B, below, and non-rated	0.6
Cash Equivalents	3.1

100.0%

Sector Breakdown

U.S. Treasury and Government Agency	42.1%
Short-Term Securities/Other	29.6
Mortgage-Backed Securities	21.4
Corporate Bonds	5.3
Taxable Municipal Bonds	1.5
Common Stocks	0.1

100.0%

PORTFOLIO PROFILE — GOVERNMENT MONEY MARKET FUND

Sector Breakdown
U.S. Treasury and Government Agency	94.3%
Treasury Money Market Fund/Other	5.7

100.0%

FIXED INCOME FUND

Schedule of Investments in Securities
September 30, 2005
(Unaudited)

	Principal amount	Value

CORPORATE BONDS — 6.3%

Century Communications Sr. Notes 9.5% 3/01/05*	$750,000	$815,625
General Motors Acceptance Corp. Debs. 6.625% 10/15/05	600,000	600,365
Telephone & Data Systems, Inc. 7.0% 8/01/06	985,000	998,786
Cox Communications, Inc. 7.75% 8/15/06	1,000,000	1,025,577
Liberty Media Corp. 3.5% 9/25/06	850,000	844,380
Hilton Hotels Corp. Sr. Notes 7.95% 4/15/07	1,000,000	1,044,724
HMH Properties, Inc. 7.875% 8/01/08	56,000	56,980
Liberty Media Corp. 7.875% 7/15/09	500,000	528,640
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	366,468
Countrywide Home Loans, Inc. 4.0% 3/22/11	1,000,000	951,133
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	982,862
Harrah’s Operating Co., Inc. 5.375% 12/15/13	750,000	741,143
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,487,325

Total Corporate Bonds (Cost $10,334,684)		10,444,008

MORTGAGE-BACKED SECURITIES — 23.3%#

Federal Agency CMO and REMIC — 20.3%

Freddie Mac 5.5% 3/15/14 (0.1 years)	104,513	104,452
Freddie Mac 6.0% 4/15/27 (0.4 years)	310,782	311,034
Fannie Mae 5.5% 12/25/26 (0.7 years)	1,078,840	1,082,239
Fannie Mae 4.25% 6/25/33 (1.3 years)	1,015,269	1,009,187
Freddie Mac 5.5% 2/15/16 (1.3 years)	2,500,000	2,526,264
Fannie Mae 5.0% 3/25/15 (1.6 years)	1,000,000	1,003,731
Fannie Mae 5.0% 9/25/27 (1.7 years)	1,917,746	1,921,392
Fannie Mae 6.0% 5/25/31 (1.8 years)	3,009,913	3,048,615
Fannie Mae 3.5% 10/25/13 (1.9 years)	2,150,000	2,107,511
Freddie Mac 4.0% 5/15/19 (2.6 years)	3,314,776	3,255,597
Fannie Mae 4.0% 11/25/13 (2.6 years)	2,000,000	1,980,538
Freddie Mac 5.5% 4/15/24 (3.2 years)	2,000,000	2,025,792
Freddie Mac 5.5% 4/15/18 (3.3 years)	2,074,521	2,098,364
Fannie Mae 4.5% 10/25/17 (3.5 years)	1,329,177	1,313,011
Freddie Mac 4.5% 1/15/10 (4.2 years)	4,250,000	4,208,181
Freddie Mac 4.5% 12/15/15 (4.4 years)	3,000,000	2,956,125
Fannie Mae 4.5% 4/25/17 (4.8 years)	3,000,000	2,951,017

		33,903,050

The accompanying notes form an integral part of these financial statements.

FIXED INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Agency Mortgage Pass-Through — 3.0%

Fannie Mae 4.0% 8/01/13 (3.0 years)	$1,012,546	$987,624
Fannie Mae 4.5% 6/01/14 (3.2 years)	1,276,826	1,262,324
Fannie Mae 6.5% 6/01/18 (3.4 years)	67,050	69,670
Freddie Mac 5.0% 6/01/18 (4.2 years)	631,210	630,192
Fannie Mae 5.0% 10/01/18 (4.4 years)	2,063,156	2,059,792

		5,009,602

Total Mortgage-Backed Securities (Cost $39,548,643)		38,912,652

TAXABLE MUNICIPAL BONDS — 1.5%

Baltimore, Maryland 7.25% 10/15/05	325,000	325,357
Topeka, Kansas 4.5% 8/15/09	1,135,000	1,134,149
Stratford, Connecticut 6.55% 2/15/13	500,000	542,980
King County, Washington 8.12% 12/01/16	500,000	546,585

Total Taxable Municipal Bonds (Cost $2,531,288)		2,549,071

U.S. TREASURY AND GOVERNMENT AGENCY — 45.1%

U.S. Treasury — 26.1%

U.S. Treasury Note 3.75% 3/31/07	3,000,000	2,981,721
U.S. Treasury Note 3.5% 5/31/07	3,000,000	2,968,479
U.S. Treasury Note 3.625% 6/30/07	2,000,000	1,981,564
U.S. Treasury Note 4.0% 8/31/07	4,000,000	3,987,660
U.S. Treasury Note 3.375% 2/15/08	3,000,000	2,946,798
U.S. Treasury Note 3.75% 5/15/08	3,000,000	2,968,830
U.S. Treasury Note 3.0% 2/15/09	5,000,000	4,813,285
U.S. Treasury Note 2.625% 3/15/09	3,000,000	2,850,003
U.S. Treasury Note 3.625% 7/15/09	3,000,000	2,940,588
U.S. Treasury Note 4.0% 3/15/10	10,000,000	9,914,070
U.S. Treasury Note 5.0% 8/15/11	3,000,000	3,118,245
U.S. Treasury Inflation-Indexed Note 2.0% 1/15/14	2,114,680	2,159,369

		43,630,612

Government Agency — 19.0%

Federal Home Loan Bank 6.44% 11/28/05	500,000	501,875
Federal Home Loan Bank 2.45% 3/23/07	2,000,000	1,946,526
Fannie Mae 3.25% 12/21/07(a)	2,000,000	1,988,172
Federal Home Loan Bank 3.55% 4/15/08	3,095,000	3,032,063
Fannie Mae 4.08% 6/06/08	4,000,000	3,955,972
Freddie Mac 4.0% 4/28/09	240,000	236,309

The accompanying notes form an integral part of these financial statements.

FIXED INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency — 19.0% (continued)

Freddie Mac 3.25% 7/09/09	$1,000,000	$957,710
Fannie Mae 4.01% 10/21/09	2,000,000	1,962,880
Federal Home Loan Bank 4.16% 12/08/09	1,500,000	1,472,776
Fannie Mae 4.125% 4/28/10	2,000,000	1,967,596
Freddie Mac 4.125% 6/16/10	1,000,000	984,122
Federal Home Loan Bank 3.0% 6/30/10(a)	1,000,000	984,178
Freddie Mac 5.5% 9/15/11	1,000,000	1,047,839
Fannie Mae 4.375% 7/17/13	2,000,000	1,936,540
Freddie Mac 5.125% 11/07/13	3,000,000	3,002,523
Freddie Mac 5.03% 12/30/13	2,775,000	2,777,853
Freddie Mac 5.0% 11/13/14	3,000,000	3,000,468

		31,755,402

Total U.S. Treasury and Government Agency (Cost $76,007,497)		75,386,014

SHORT-TERM SECURITIES — 23.2%

Wells Fargo Advantage Government Money Market Fund 3.6%(b) (Cost $38,781,376)	38,781,376	38,781,376

Total Investments in Securities (Cost $167,203,488)		166,073,121
Other Assets Less Other Liabilities — 0.6%		952,630

Net Assets — 100%		$167,025,751

Net Asset Value Per Share		$11.45

*	Non-income producing – issuer in default.
(a)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate disclosed represents rate as of September 30, 2005.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2005.
#	Number of years indicated represents estimated average life of mortgage-backed securities.

The accompanying notes form an integral part of these financial statements.

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities
September 30, 2005
(Unaudited)

	Principal amount or shares	Value

U.S. TREASURY AND GOVERNMENT AGENCY — 94.3%†

U.S. Treasury — 62.9%

U.S. Treasury Bill 3.221% 10/13/05	$5,000,000	$4,994,750
U.S. Treasury Bill 3.530% 12/22/05	25,000,000	24,803,655

		29,798,405

Government Agency — 31.4%

Federal Home Loan Bank Discount Note 3.866% 12/21/05	15,000,000	14,872,425

Total U.S. Treasury and Government Agency		44,670,830

SHORT-TERM SECURITIES — 5.4%

Wells Fargo Advantage 100% Treasury Money Market Fund 2.9%(a)	2,558,764	2,558,764

Total Investments in Securities (Cost $47,229,594)		47,229,594
Other Assets Less Other Liabilities — 0.3%		139,755

Net Assets — 100%		$47,369,349

Net Asset Value Per Share		$1.00

†	Interest rates presented for Treasury bills and discount notes represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2005.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Assets and Liabilities
September 30, 2005
(Unaudited)

	Value	Hickory

Assets:
Investments in securities at value:
Unaffiliated issuers*	$3,368,239,850	$322,158,016
Non-controlled affiliates*	156,929,000	—

	3,525,168,850	322,158,016
Accrued interest and dividends receivable	3,592,518	561,765
Receivable for securities sold	753,131	9,489,102
Receivable for fund shares sold	619,742	136,363
Other	—	—

Total assets	3,530,134,241	332,345,246

Liabilities:
Due to adviser	3,182,310	308,561
Options written, at value†	6,730,000	804,330
Payable for securities purchased	21,913,676	4,117,890
Payable for fund shares redeemed	5,666,073	356,281
Other expenses	411,860	59,759

Total liabilities	37,903,919	5,646,821

Net assets applicable to shares outstanding	$3,492,230,322	$326,698,425

Composition of net assets:
Paid-in capital	$2,995,444,656	$398,434,523
Accumulated undistributed net investment income	11,085,876	19,545
Accumulated net realized gain (loss)	68,638,688	(81,866,210)
Net unrealized appreciation (depreciation) of investments	417,061,102	10,110,567

Total net assets applicable to shares outstanding	$3,492,230,322	$326,698,425

Net asset value, offering and redemption price per share of shares outstanding	$35.36	$31.77

Total shares outstanding (indefinite number of no par value shares authorized)	98,754,839	10,282,647

* Cost of investments in securities:
Unaffiliated issuers	$2,948,999,312	$312,565,429
Non-controlled affiliates	158,660,169	—

	$3,107,659,481	$312,565,429

† Proceeds from options written	$6,281,733	$1,322,310

The accompanying notes form an integral part of these financial statements.

	Partners Value	Balanced	Fixed Income	Government Money Market

Assets:
Investments in securities at value:
Unaffiliated issuers*	$2,283,092,834	$59,814,093	$166,073,121	$47,229,594
Non-controlled affiliates*	4,757,160	—	—	—

	2,287,849,994	59,814,093	166,073,121	47,229,594
Accrued interest and dividends receivable	2,100,275	157,268	1,052,046	4,106
Receivable for securities sold	45,493	—	—	—
Receivable for fund shares sold	765,297	5,000	37,448	320,500
Other	10,495	—	—	—

Total assets	2,290,771,554	59,976,361	167,162,615	47,554,200

Liabilities:
Due to adviser	2,124,935	48,562	79,117	21,309
Options written, at value†	4,746,500	—	—	—
Payable for securities purchased	6,695,209	462,855	—	—
Payable for fund shares redeemed	9,667,868	—	20,894	143,046
Other expenses	195,287	19,283	36,853	20,496

Total liabilities	23,429,799	530,700	136,864	184,851

Net assets applicable to shares outstanding	$2,267,341,755	$59,445,661	$167,025,751	$47,369,349

Composition of net assets:
Paid-in capital	$1,868,592,149	$57,157,878	$167,578,124	$47,371,231
Accumulated undistributed net investment income	5,351,945	305,873	438,258	—
Accumulated net realized gain (loss)	26,704,104	1,343,958	139,736	(1,882)
Net unrealized appreciation (depreciation) of investments	366,693,557	637,952	(1,130,367)	—

Total net assets applicable to shares outstanding	$2,267,341,755	$59,445,661	$167,025,751	$47,369,349

Net asset value, offering and redemption price per share of shares outstanding	$22.54	$11.08	$11.45	$1.000

Total shares outstanding (indefinite number of no par value shares authorized)	100,601,447	5,365,344	14,589,569	47,371,231

* Cost of investments in securities:
Unaffiliated issuers	$1,919,712,712	$59,176,141	$167,203,488	$47,229,594
Non-controlled affiliates	2,995,958	—	—	—

	$1,922,708,670	$59,176,141	$167,203,488	$47,229,594

† Proceeds from options written	$6,298,733	$—	$—	$—

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Operations
Six Months Ended September 30, 2005
(Unaudited)

	Value	Hickory

Investment income:
Dividends:
Unaffiliated issuers*	$13,486,636	$1,768,930
Non-controlled affiliates	2,835,000	—

	16,321,636	1,768,930
Interest	16,653,813	293,034

Total investment income	32,975,449	2,061,964

Expenses:
Investment advisory fee	18,939,723	1,694,929
Administrative fee	2,005,881	210,230
Custodial fees	48,621	7,830
Registration fees	38,344	14,578
Sub-transfer agent fees	214,641	59,620
Trustees fees	57,585	4,648
Other expenses	511,179	50,584

Total expenses	21,815,974	2,042,419
Less fees waived by investment adviser	—	—

Net expenses	21,815,974	2,042,419

Net investment income	11,159,475	19,545

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	$178,119,523	$28,996,589
Non-controlled affiliates	4,193,845	(5,153)
Options written	1,257,353	129,559

Net realized gain (loss)	183,570,721	29,120,995
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(248,215,580)	(25,860,716)
Non-controlled affiliates	13,060,167	6,870
Options written	(1,526,785)	1,016,803

Net unrealized appreciation (depreciation)	(236,682,198)	(24,837,043)

Net realized and unrealized gain (loss) on investments	(53,111,477)	4,283,952

Net increase (decrease) in net assets resulting from operations	$(41,952,002)	$4,303,497

* Foreign taxes withheld	$—	$—

The accompanying notes form an integral part of these financial statements.

	Partners Value	Balanced	Fixed Income	Government Money Market

Investment income:
Dividends:
Unaffiliated issuers*	$10,889,290	$146,011	$4,500	$—
Non-controlled affiliates	—	—	—	—

	10,889,290	146,011	4,500	—
Interest	8,789,323	500,865	3,189,332	658,012

Total investment income	19,678,613	646,876	3,193,832	658,012

Expenses:
Investment advisory fee	12,585,907	232,956	417,887	111,008
Administrative fee	1,301,927	54,093	124,314	41,986
Custodial fees	31,259	3,169	2,672	1,868
Registration fees	29,594	14,476	13,433	10,838
Sub-transfer agent fees	76,722	16,011	17,880	15,267
Trustees fees	37,244	796	2,051	387
Other expenses	261,651	18,918	48,593	16,039

Total expenses	14,324,304	340,419	626,830	197,393
Less fees waived by investment adviser	—	—	—	(86,385)

Net expenses	14,324,304	340,419	626,830	111,008

Net investment income	5,354,309	306,457	2,567,002	547,004

Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	$79,950,348	$1,344,784	$140,655	$(1,412)
Non-controlled affiliates	—	—	—	—
Options written	838,731	—	—	—

Net realized gain (loss)	80,789,079	1,344,784	140,655	(1,412)
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(116,824,938)	(1,254,363)	(596,891)	—
Non-controlled affiliates	(315,305)	—	—	—
Options written	832,925	—	—	—

Net unrealized appreciation (depreciation)	(116,307,318)	(1,254,363)	(596,891)	—

Net realized and unrealized gain (loss) on investments	(35,518,239)	90,421	(456,236)	(1,412)

Net increase (decrease) in net assets resulting from operations	$(30,163,930)	$396,878	$2,110,766	$545,592

* Foreign taxes withheld	$—	$1,829	$—	$—

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Changes in Net Assets

	Value

	Six months ended Sept. 30, 2005 (Unaudited)	Year ended March 31, 2005

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$11,159,475	$41,034,895
Net realized gain (loss)	183,570,721	76,309,932
Net unrealized appreciation (depreciation)	(236,682,198)	95,776,403

Net increase (decrease) in net assets resulting from operations	(41,952,002)	213,121,230

Distributions to shareholders from:
Net investment income	(29,629,290)	(23,795,785)
Net realized gains	(1,638,836)	(380,183,615)

Total distributions	(31,268,126)	(403,979,400)

Fund share transactions:*
Proceeds from sales	150,296,286	588,505,385
Payments for redemptions	(737,877,505)	(1,051,553,296)
Reinvestment of distributions	28,538,390	369,193,178

Net increase (decrease) from fund share transactions	(559,042,829)	(93,854,733)

Total increase (decrease) in net assets	(632,262,957)	(284,712,903)

Net assets:
Beginning of period	$4,124,493,279	$4,409,206,182

End of period	$3,492,230,322	$4,124,493,279

Undistributed net investment income	$11,085,876	$29,555,691

* Transactions in fund shares:
Shares issued	4,132,464	16,046,147
Shares redeemed	(20,288,979)	(28,725,708)
Reinvested dividends	778,886	10,109,290

Net increase (decrease) in shares outstanding	(15,377,629)	(2,570,271)

The accompanying notes form an integral part of these financial statements.

	Hickory		Partners Value

	Six months ended Sept. 30, 2005 (Unaudited)	Year ended March 31, 2005	Six months ended Sept. 30, 2005 (Unaudited)	Year ended March 31, 2005

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$19,545	$1,981,234	$5,354,309	$16,876,127
Net realized gain (loss)	29,120,995	36,140,806	80,789,079	18,014,699
Net unrealized appreciation (depreciation)	(24,837,043)	(10,703,536)	(116,307,318)	113,003,766

Net increase (decrease) in net assets resulting from operations	4,303,497	27,418,504	(30,163,930)	147,894,592

Distributions to shareholders from:
Net investment income	—	(2,332,129)	(10,954,254)	(10,128,752)
Net realized gains	—	—	(666,211)	(83,610,438)

Total distributions	—	(2,332,129)	(11,620,465)	(93,739,190)

Fund share transactions:*
Proceeds from sales	27,216,974	97,032,098	70,800,192	303,722,300
Payments for redemptions	(33,458,506)	(70,542,119)	(405,981,599)	(747,895,280)
Reinvestment of distributions	—	2,069,280	10,694,238	87,576,432

Net increase (decrease) from fund share transactions	(6,241,532)	28,559,259	(324,487,169)	(356,596,548)

Total increase (decrease) in net assets	(1,938,035)	53,645,634	(366,271,564)	(302,441,146)

Net assets:
Beginning of period	$328,636,460	$274,990,826	$2,633,613,319	$2,936,054,465

End of period	$326,698,425	$328,636,460	$2,267,341,755	$2,633,613,319

Undistributed net investment income	$19,545	$—	$5,351,945	$10,951,890

* Transactions in fund shares:
Shares issued	834,112	3,202,675	3,054,476	13,435,510
Shares redeemed	(1,030,340)	(2,317,096)	(17,528,826)	(32,919,316)
Reinvested dividends	—	63,757	457,214	3,717,233

Net increase (decrease) in shares outstanding	(196,228)	949,336	(14,017,136)	(15,766,573)

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Statements of Changes in Net Assets, Continued

	Balanced

	Six months
	ended
	Sept. 30, 2005	Year ended
	(Unaudited)	March 31, 2005

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$306,457	$362,083
Net realized gain (loss)	1,344,784	1,533,061
Net unrealized appreciation (depreciation)	(1,254,363)	1,353,944

Net increase (decrease) in net assets resulting from operations	396,878	3,249,088

Distributions to shareholders from:
Net investment income	(119,403)	(247,797)
Net realized gains	(888,776)	(711,214)

Total distributions	(1,008,179)	(959,011)

Fund share transactions:*
Proceeds from sales	8,430,320	33,278,226
Payments for redemptions	(3,584,573)	(5,395,550)
Reinvestment of distributions	977,068	932,148

Net increase (decrease) from fund share transactions	5,822,815	28,814,824

Total increase (decrease) in net assets	5,211,514	31,104,901

Net assets:
Beginning of period	$54,234,147	$23,129,246

End of period	$59,445,661	$54,234,147

Undistributed net investment income	$305,873	$118,819

* Transactions in fund shares:
Shares issued	744,187	3,062,378
Shares redeemed	(318,195)	(490,801)
Reinvested dividends	86,161	82,593

Net increase (decrease) in shares outstanding	512,153	2,654,170

The accompanying notes form an integral part of these financial statements.

	Fixed Income		Government Money Market

	Six months		Six months
	ended		ended
	Sept. 30, 2005	Year ended	Sept. 30, 2005	Year ended
	(Unaudited)	March 31, 2005	(Unaudited)	March 31, 2005

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$2,567,002	$3,314,288	$547,004	$445,133
Net realized gain (loss)	140,655	1,337,015	(1,412)	(470)
Net unrealized appreciation (depreciation)	(596,891)	(3,252,969)	—	—

Net increase (decrease) in net assets resulting from operations	2,110,766	1,398,334	545,592	444,663

Distributions to shareholders from:
Net investment income	(2,334,335)	(3,688,098)	(547,004)	(445,133)
Net realized gains	(571,642)	—	—	—

Total distributions	(2,905,977)	(3,688,098)	(547,004)	(445,133)

Fund share transactions:*
Proceeds from sales	40,539,250	103,240,646	106,099,627	173,196,212
Payments for redemptions	(32,910,984)	(42,800,884)	(99,857,557)	(182,044,937)
Reinvestment of distributions	2,797,605	3,512,492	439,296	435,527

Net increase (decrease) from fund share transactions	10,425,871	63,952,254	6,681,366	(8,413,198)

Total increase (decrease) in net assets	9,630,660	61,662,490	6,679,954	(8,413,668)

Net assets:
Beginning of period	$157,395,091	$95,732,601	$40,689,395	$49,103,063

End of period	$167,025,751	$157,395,091	$47,369,349	$40,689,395

Undistributed net investment income	$438,258	$205,591	$—	$—

* Transactions in fund shares:
Shares issued	3,504,732	8,908,964	106,099,627	173,196,212
Shares redeemed	(2,848,212)	(3,698,998)	(99,857,557)	(182,044,937)
Reinvested dividends	243,177	304,319	439,296	435,527

Net increase (decrease) in shares outstanding	899,697	5,514,285	6,681,366	(8,413,198)

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Value Fund
Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2005
		Year ended March 31,

	(Unaudited)	2005	2004	2003	2002	2001

Net asset value, beginning of period	$36.14	$37.78	$26.85	$34.25	$34.73	$32.00

Income (loss) from investment operations:
Net investment income	0.13	0.36	0.19	0.23	0.27	0.50
Net gain (loss) on securities (realized and unrealized)	(0.62)	1.51	10.89	(7.12)	0.29	6.14

Total from investment operations	(0.49)	1.87	11.08	(6.89)	0.56	6.64

Less distributions:
Dividends from net investment income	(0.27)	(0.21)	(0.15)	(0.20)	(0.37)	(0.49)
Distributions from realized gains	(0.02)	(3.30)	—	(0.31)	(0.67)	(3.42)

Total distributions	(0.29)	(3.51)	(0.15)	(0.51)	(1.04)	(3.91)

Net asset value, end of period	$35.36	$36.14	$37.78	$26.85	$34.25	$34.73

Total return	(1.4%)†	5.1%	41.3%	(20.2%)	1.5%	21.9%

Ratios/supplemental data:
Net assets, end of period ($000)	3,492,230	4,124,493	4,409,206	3,018,999	4,513,819	3,648,676

Ratio of expenses to average net assets	1.11%*	1.10%	1.11%	1.08%	1.06%	1.11%

Ratio of net investment income to average net assets	0.57%*	0.95%	0.57%	0.76%	0.87%	1.60%

Portfolio turnover rate	18%†	26%	12%	18%	13%	36%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Hickory Fund
Financial Highlights

The following financial information provides selected data for a share of the Hickory Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2005
			Year ended March 31,

	(Unaudited)		2005	2004	2003	2002	2001

Net asset value, beginning of period	$31.36		$28.86	$17.97	$27.01	$25.39	$34.32

Income (loss) from investment operations:
Net investment income (loss)	—		0.19	0.25	0.17	(0.02)	(0.09)
Net gain (loss) on securities (realized and unrealized)	0.41		2.54	10.90	(9.07)	1.65	(3.55)

Total from investment operations	0.41		2.73	11.15	(8.90)	1.63	(3.64)

Less distributions:
Dividends from net investment income	—		(0.23)	(0.26)	(0.14)	—	—
Distributions from realized gains	—		—	—	—	(0.01)	(5.29)

Total distributions	—		(0.23)	(0.26)	(0.14)	(0.01)	(5.29)

Net asset value, end of period	$31.77		$31.36	$28.86	$17.97	$27.01	$25.39

Total return	1.3	%†	9.4%	62.2%	(33.0%)	6.4%	(11.9%)

Ratios/supplemental data:
Net assets, end of period ($000)	326,698		328,636	274,991	178,528	346,654	415,865

Ratio of net expenses to average net assets	1.21	%*	1.21%	1.30%	1.32%	1.25%	1.22%

Ratio of net investment income to average net assets	0.01	%*	0.65%	0.96%	0.78%	(0.08%)	(0.27%)

Portfolio turnover rate	36	%†	58%	50%	64%	18%	22%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Partners Value Fund
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2005 (Unaudited)
		Year ended March 31,

		2005	2004	2003	2002	2001

Net asset value, beginning of period	$22.98	$22.52	$16.41	$20.79	$21.27	$18.75

Income (loss) from investment operations:
Net investment income	0.06	0.15	0.03	0.06	0.13	0.31
Net gain (loss) on securities (realized and unrealized)	(0.39)	1.09	6.10	(4.27)	(0.14)	3.67

Total from investment operations	(0.33)	1.24	6.13	(4.21)	(0.01)	3.98

Less distributions:
Dividends from net investment income	(0.10)	(0.08)	(0.02)	(0.05)	(0.21)	(0.30)
Distributions from realized gains	(0.01)	(0.70)	—	(0.12)	(0.26)	(1.16)

Total distributions	(0.11)	(0.78)	(0.02)	(0.17)	(0.47)	(1.46)

Net asset value, end of period	$22.54	$22.98	$22.52	$16.41	$20.79	$21.27

Total return	(1.5%)†	5.5%	37.4%	(20.3%)	(0.1%)	21.9%

Ratios/supplemental data:
Net assets, end of period ($000)	2,267,342	2,633,613	2,936,054	2,203,585	3,136,878	2,394,547

Ratio of expenses to average net assets	1.14%*	1.13%	1.13%	1.10%	1.08%	1.13%

Ratio of net investment income to average net assets	0.42%*	0.61%	0.16%	0.35%	0.69%	1.77%

Portfolio turnover rate	13%†	22%	11%	20%	10%	29%

*	Annualized
†	Not Annualized

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Balanced Fund
Financial Highlights

The following financial information provides selected data for a share of the Balanced Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2005 (Unaudited)		Year ended March 31, 2005	Six months ended March 31, 2004(a)

Net asset value, beginning of period	$11.17		$10.52	$10.00

Income from investment operations:
Net investment income	0.05		0.09	0.01
Net gain on securities (realized and unrealized)	0.05		0.80	0.52

Total from investment operations	0.10		0.89	0.53

Less distributions:
Dividends from net investment income	(0.02)		(0.06)	(0.01)
Distributions from realized gains	(0.17)		(0.18)	—	#

Total distributions	(0.19)		(0.24)	(0.01)

Net asset value, end of period	$11.08		$11.17	$10.52

Total return	0.9	%†	8.5%	5.3	%†

Ratios/supplemental data:
Net assets, end of period ($000)	59,446		54,234	23,129

Ratio of net expenses to average net assets††	1.17	%*	1.21%	1.25	%*

Ratio of net investment income to average net assets	1.05	%*	0.89%	0.09	%*

Portfolio turnover rate	24	%†	50%	5	%†

*	Annualized
†	Not Annualized
#	Amount rounds to less than $0.01
††	Absent waivers and expenses assumed by the Adviser, the annualized expense ratio would have been 1.74% for the period ended March 31, 2004.
(a)	Fund commenced operations on October 1, 2003.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Fixed Income Fund
Financial Highlights

The following financial information provides selected data for a share of the Fixed Income Fund outstanding throughout the periods indicated.

	Six months
	ended		Year ended March 31,
	Sept. 30, 2005
	(Unaudited)		2005	2004	2003	2002	2001

Net asset value, beginning of period	$11.50		$11.71	$11.29	$11.17	$11.24	$10.68

Income (loss) from investment operations:
Net investment income	0.18		0.26	0.30	0.43	0.53	0.71
Net gain (loss) on securities (realized and unrealized)	(0.03)		(0.16)	0.45	0.18	(0.04)	0.58

Total from investment operations	0.15		0.10	0.75	0.61	0.49	1.29

Less distributions:
Dividends from net investment income	(0.16)		(0.31)	(0.33)	(0.49)	(0.56)	(0.73)
Distributions from realized gains	(0.04)		—	—	—	—	—

Total distributions	(0.20)		(0.31)	(0.33)	(0.49)	(0.56)	(0.73)

Net asset value, end of period	$11.45		$11.50	$11.71	$11.29	$11.17	$11.24

Total return	1.3	%†	0.9%	6.7%	5.6%	4.4%	12.6%

Ratios/supplemental data:
Net assets, end of period ($000)	167,026		157,395	95,733	52,984	47,692	33,071

Ratio of net expenses to average net assets	0.75	%*	0.75%#	0.75%#	0.75%#	0.75%#	0.75%#

Ratio of net investment income to average net assets	3.07	%*	2.51%	2.72%	3.90%	5.08%	6.46%

Portfolio turnover rate	17	%†	41%	48%	31%	16%	1%

*	Annualized
†	Not Annualized
#	Absent voluntary waivers, the expense ratio would have been 0.76%, 0.88%, 0.91%, 0.91% and 0.95% for the years ended March 31, 2005, 2004, 2003, 2002 and 2001, respectively.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Government Money Market Fund
Financial Highlights

The following financial information provides selected data for a share of the Government Money Market Fund outstanding throughout the periods indicated.

	Six months
	ended		Year ended March 31,
	Sept. 30, 2005
	(Unaudited)		2005	2004	2003	2002	2001

Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	0.012		0.010	0.005	0.010	0.024	0.056

Less distributions:
Dividends from net investment income	(0.012)		(0.010)	(0.005)	(0.010)	(0.024)	(0.056)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total return	1.2	%†	1.0%	0.5%	1.0%	2.5%	5.8%

Ratios/supplemental data:
Net assets, end of period ($000)	47,369		40,689	49,103	70,732	40,763	39,511

Ratio of net expenses to average net assets#	0.50	%*	0.50%	0.50%	0.50%	0.50%	0.50%

Ratio of net investment income to average net assets	2.46	%*	1.00%	0.48%	1.02%	2.40%	5.57%

*	Annualized
†	Not Annualized
#

Absent voluntary waivers, the expense ratio would have been 0.89% for the annualized period ended September 30, 2005 and 0.90%, 0.91%, 0.91%, 0.94% and 0.97% for the years ended March 31, 2005, 2004, 2003, 2002 and 2001, respectively.

The accompanying notes form an integral part of these financial statements.

THE WEITZ FUNDS

Notes to Financial Statements
September 30, 2005
(Unaudited)

(1)	Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2005, the Trust had six series in operation: Value Fund, Hickory Fund, Partners Value Fund, Balanced Fund, Fixed Income Fund and Government Money Market Fund. The accompanying financial statements present the financial position and results of operations of each of the above series (individually, a “Fund”, collectively, the “Funds”). The Balanced Fund was the Trust’s initial series and it commenced operations on October 1, 2003. Each of the other Funds in the Trust (other than the Balanced Fund) is a successor in interest to certain funds having the same names and investment objectives that were included as series of two other investment companies previously managed by Wallace R. Weitz & Company (the “Adviser”), namely, the Weitz Series Fund, Inc. and the Weitz Partners Fund, Inc. (the “Predecessor Funds”). At shareholder meetings in March, 2004, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust and effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds.

The investment objective of the Value Fund, Hickory Fund and Partners Value Fund (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Fixed Income Fund is high current income consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stocks and taxable municipal bonds.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests principally in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements thereon with maturities not exceeding thirteen months.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Weitz Equity Funds, Balanced Fund and Fixed Income Fund

Investments are carried at value determined using the following valuation methods:

•

Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the Nasdaq exchange are valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

• Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•

The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•

The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•

The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.

Government Money Market Fund

Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b)	Option Transactions

The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Securities Sold Short

The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d)	Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

(e)	Security Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends, dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f)	Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Fixed Income Fund pays income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)	Related Party Transactions

Each Fund has retained the Adviser as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc., a company under common control with the Adviser, to act as distributor for the Funds’ shares. Weitz Securities, Inc., as distributor, receives no compensation for the distribution of shares of the Funds. Certain officers of the Trust are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Fixed Income Fund and the Government Money Market Fund pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.50% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee schedule for each Fund is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000		0.100%

The Adviser has voluntarily agreed to reimburse the Weitz Equity Funds or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses exceed 1.50% of the respective Fund’s average daily net assets. The Adviser has also voluntarily agreed to reimburse the Balanced Fund or to pay directly a portion of the Balanced Fund’s expenses to the extent that total expenses exceed 1.25% of the Balanced Fund’s average daily net assets. For the six months ended September 30, 2005, the Adviser has voluntarily capped fees and expenses for the Government Money Market Fund at 0.50% of the Fund’s average daily net assets. The fees waived by the Adviser for the Government Money Market Fund for the six months ended September 30, 2005 were $86,385.

As of September 30, 2005, the controlling shareholder of the Adviser held approximately 35% of the Government Money Market Fund, 35% of the Balanced Fund and 8% of the Hickory Fund.

(4)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds are summarized as follows:

	Value		Hickory

	Six months ended Sept. 30, 2005	Year ended March 31, 2005	Six months ended Sept. 30, 2005	Year ended March 31, 2005

Distributions paid from:
Ordinary income	$29,629,290	$32,349,685	$—	$2,332,129
Long-term capital gains	1,638,836	371,629,715	—	—

Total distributions	$31,268,126	$403,979,400	$—	$2,332,129

	Partners Value		Balanced

	Six months ended Sept. 30, 2005	Year ended March 31, 2005	Six months ended Sept. 30, 2005	Year ended March 31, 2005

Distributions paid from:
Ordinary income	$10,954,254	$13,699,009	$760,028	$831,311
Long-term capital gains	666,211	80,040,181	248,151	127,700

Total distributions	$11,620,465	$93,739,190	$1,008,179	$959,011

	Fixed Income		Government Money Market

	Six months ended Sept. 30, 2005	Year ended March 31, 2005	Six months ended Sept. 30, 2005	Year ended March 31, 2005

Distributions paid from:
Ordinary income	$2,334,335	$3,688,098	$547,004	$445,133
Long-term capital gains	571,642	—	—	—

Total distributions	$2,905,977	$3,688,098	$547,004	$445,133

          As of March 31, 2005, the components of distributable earnings on a tax basis were as follows:

	Value	Hickory	Partners Value	Balanced	Fixed Income

Undistributed ordinary income	$29,555,691	$—	$10,951,890	$759,104	$213,248
Undistributed long-term gains	1,637,190	—	662,120	247,665	570,723
Capital loss carryforwards	—	(110,987,205)	—	—	—
Post October capital loss deferral	(114,818,736)	—	(49,933,205)	—	—
Net unrealized appreciation (depreciation)	653,631,649	34,947,610	478,853,196	1,892,315	(536,291)

	$570,005,794	$(76,039,595)	$440,534,001	$2,899,084	$247,680

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that the carryforwards are used, no capital gains distributions will be made. The Government Money Market Fund has a capital loss carryforward of $470 which expires on March 31, 2013. The Hickory Fund’s carryforward expires on March 31, 2012.

(5)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Hickory	Partners Value	Balanced	Fixed Income

Purchases	$700,788,170	$135,406,159	$414,806,989	$20,563,484	$43,120,093
Proceeds	514,607,177	114,440,236	240,862,928	9,882,555	19,331,990

The cost of investments is the same for financial reporting and Federal income tax purposes for the Hickory, Balanced and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Value, Partners Value and Fixed Income Funds is $3,107,771,132, $1,926,856,349 and $167,206,304, respectively.

At September 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Hickory	Partners Value	Balanced	Fixed Income

Appreciation	$573,468,819	$24,108,960	$452,341,678	$1,726,523	$399,588
Depreciation	156,071,101	14,516,373	91,348,033	1,088,571	1,532,771

(a)	Illiquid and Restricted Securities

The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2005, include the following:

	Acquisition Date	Value	Hickory	Partners Value	Balanced

Adelphia Communications Corp. CL A	7/25/02	$1,278,200	$—	$1,021,249	$—
Cabela’s, Inc. CL A	9/23/03	—	9,072,000	—	201,600
CBRE Realty Finance, Inc.	6/02/05	20,250,000	6,750,000	—	—

Total cost of illiquid and/or restricted securities		$21,528,200	$15,822,000	$1,021,249	$201,600

Value		$21,071,700	$18,885,222	$533,610	$269,672

Percent of net assets		0.6%	5.8%	0.0%	0.5%

(b)	Options Written

Transactions relating to options written for the six months ended September 30, 2005 are summarized as follows:

	Value		Hickory

	Numbers of Contracts	Premiums	Numbers of Contracts	Premiums

Options outstanding, beginning of period	6,740	$2,322,318	1,025	$426,927
Options written	18,000	5,216,768	6,402	1,322,310
Options exercised	—	—	(650)	(297,368)
Options expired	(3,740)	(1,257,353)	(375)	(129,559)

Options outstanding, end of period	21,000	$6,281,733	6,402	$1,322,310

	Partners Value

	Numbers of Contracts	Premiums

Options outstanding, beginning of period	4,495	$1,548,708
Options written	16,000	5,588,756
Options exercised	—	—
Options expired	(2,495)	(838,731)

Options outstanding, end of period	18,000	$6,298,733

Option contracts written result in off-balance-sheet risk as the Funds’ ultimate obligation to satisfy the terms of the contract may exceed the amount recognized in the statements of assets and liabilities.

(6)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

Value

Name of Issuer	Number of Shares Held March 31, 2005	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2005	Value Sept. 30, 2005	Dividend Income	Realized Gains/ (Losses)

CBRE Realty Finance, Inc.	—	1,350,000	—	1,350,000	$20,250,000	$—	$—
Cenveo, Inc.*	2,601,800	—	(2,601,800)	—	—	—	4,193,845
Redwood Trust, Inc.	2,000,000	50,000	—	2,050,000	99,650,500	2,835,000	—
Six Flags, Inc.	5,150,000	—	—	5,150,000	37,028,500	—	—

Totals					$156,929,000	$2,835,000	$4,193,845

Hickory

Name of Issuer	Number of Shares Held March 31, 2005	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2005	Value Sept. 30, 2005	Dividend Income	Realized Gains/ (Losses)

Imperial Credit Industries, Inc.*	3,435,400	—	3,435,400	—	$—	$—	$(5,153)

Partners Value

Name of Issuer	Number of Shares Held March 31, 2005	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2005	Value Sept. 30, 2005	Dividend Income	Realized Gains/ (Losses)

Daily Journal Corp.	114,800	1,200	—	116,000	$4,757,160	$—	$—

*	Company was considered a non-controlled affiliate at March 31, 2005, but as of September 30, 2005, they are no longer a non-controlled affiliate.

While Insight Communications, Inc. (“Insight”), is not an affiliate of the Funds for the purposes of the Investment Company Act of 1940, the Value Fund owns 5.1% of the Class A shares of Insight which are included in the beneficial ownership of Insight reported by the Adviser on Schedule 13G filed in accordance with the requirements of Section 13(d) of the Securities Exchange Act of 1934.

(7)	Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES

(Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $10,000 divided by $1,000 = 10), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/1/05 through 9/30/05” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 4/1/05	Ending Account Value 9/30/05	Annualized Expense Ratio	Expenses Paid from 4/1/05 - 9/30/05 (1)

Value	Actual	$1,000	$986	1.11%	$5.53
	Hypothetical(2)	1,000	1,019	1.11	5.62

Hickory	Actual	1,000	1,013	1.21	6.11
	Hypothetical(2)	1,000	1,019	1.21	6.12

Partners Value	Actual	1,000	985	1.14	5.67
	Hypothetical(2)	1,000	1,019	1.14	5.77

Balanced	Actual	1,000	1,009	1.17	5.89
	Hypothetical(2)	1,000	1,019	1.17	5.92

Fixed Income	Actual	1,000	1,013	0.75	3.78
	Hypothetical(2)	1,000	1,021	0.75	3.80

Government	Actual	1,000	1,012	0.50	2.52
Money Market	Hypothetical(2)	1,000	1,023	0.50	2.54

(1)

Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).

(2)	Assumes 5% total return before expenses.

OTHER INFORMATION

(Unaudited)

Proxy Voting Policy

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Government Money Market Fund) voted proxies relating to portfolio securities during the twelve month period ended June 30, 2005 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q

The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also available on the Funds’ website at http://www.weitzfunds.com.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Wallace R. Weitz & Company

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Contracts (the “Agreements”) with Weitz & Co. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz & Co. to furnish to the Trustees such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz & Co., the Board of Trustees requested, and Weitz & Co. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz & Co. and materials prepared by an independent firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz & Co. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements at their in-person meeting held on May 3, 2005. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz & Co. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other funds in the Funds’ peer group on a long-term basis and over shorter time periods. The Board took note of the fact that the performance results achieved by Weitz & Co. for the Funds was favorable on both a short-term and on a long-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objectives and policies of each of the Funds. With respect to the equity funds managed by Weitz & Co., the Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also took note of the long-term relationship between Weitz & Co. and the Funds and the efforts that had been undertaken by Weitz & Co.

to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size and investment objective. The Board also considered the fact that the Funds’ advisory fees for the equity funds are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. They noted the range of investment advisory and administrative services provided by Weitz & Co. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. They also took note of the fact that the Funds are not subject to sales charges or Rule 12b-1 fees and that Weitz & Co. bears a substantial portion of the costs associated with the Funds’ participation in various “no-transaction fee”, or “fund supermarket”, programs. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz & Co., and the financial soundness of Weitz & Co. as demonstrated by the financial information provided. The Board further reviewed Weitz & Co.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds, their respective compensation arrangements and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz & Co. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

The Board then undertook a review of the proposed renewal of the Agreements with respect to each Fund separately, noting the applicable investment objectives, strategies and fee arrangements for each Fund, and noting Weitz & Co.’s investment expertise and the investment strategies utilized by the Weitz & Co. with respect to each of the Funds. In considering the investment advisory fees applicable to each of the Funds, the Board discussed with representatives of Weitz & Co. their reasons for assessing the applicable fees in connection with each of the Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the performance of the Funds, the commitment of Weitz & Co. to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

(This page has been left blank intentionally.)

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer
Delmer L. Toebben	Distributor
Wallace R. Weitz	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company

Custodian	Sub-Transfer Agent
Wells Fargo Bank Minnesota,	Boston Financial Data Services, Inc.
National Association

NASDAQ symbols:
Value Fund – WVALX
Hickory Fund – WEHIX
Partners Value Fund – WPVLX
Balanced Fund – WBALX
Fixed Income Fund – WEFIX

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing. A current Prospectus is available at www.weitzfunds.com or by calling 800-304-9745.

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz

Wallace R. Weitz, President

Date November 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Wallace R. Weitz

Wallace R. Weitz, President

Date November 4, 2005

By (Signature and Title)* /s/ Kenneth R. Stoll

Kenneth R. Stoll,
Chief Financial Officer

Date November 4, 2005

* Print the name and title of each signing officer under his or her signature.